May 1, 2008

SUMMIT MUTUAL FUNDS, INC.

Summit Mutual Funds, Inc. is a mutual fund with twenty-one separate Portfolios, each with its own investment objective. We cannot assure you that any Portfolio will meet its objective.  This Prospectus offers one of the Portfolios within the Summit Pinnacle Series. Its investment objectives are:

The Zenith Portfolio seeks primarily long-term appreciation of capital, without incurring unduly high risk, by investing primarily in common stocks and other equity securities. Current income is a secondary objective.

This prospectus contains information you should know before allocating your contract values to the Portfolio.  It should be read in conjunction with the separate account's prospectus describing the variable insurance contract. We suggest that you read this Prospectus and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission ("SEC") nor any state.  Neither the SEC nor any state has determined whether this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

SMFI 514 PINNACLE 5-08

TABLE OF CONTENTS

INTRODUCTION TO THE FUND

3

PORTFOLIO PROFILE

3

ZENITH PORTFOLIO

3

PORTFOLIO OPERATING EXPENSES

5

OTHER INVESTMENT POLICIES, STRATEGIES AND RISKS

6

FOREIGN SECURITIES

6

FOREIGN CURRENCY TRANSACTIONS

7

REPURCHASE AGREEMENTS

7

COLLATERALIZED MORTGAGE OBLIGATIONS

7

LENDING PORTFOLIO SECURITIES

7

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES

8

ACQUIRED FUNDS AND NOTES

8

MIXED AND SHARED FUNDING

9

OTHER INFORMATION

9

FUND MANAGEMENT

9

INVESTMENT ADVISER

9

ADVISORY FEE

10

OTHER MARKETING AND SERVICE ARRANGEMENTS

10

SHAREHOLDER INFORMATION

11

CAPITAL STOCK

11

PURCHASING AND REDEEMING SHARES

11

VALUATION OF PORTFOLIO SHARES

11

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

12

TAXES

12

EXCESSIVE TRADING

12

FINANCIAL HIGHLIGHTS

14

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INTRODUCTION TO THE FUND

This prospectus explains the objectives, risks and strategies of one of the Portfolios within the Summit Pinnacle Series of Summit Mutual Funds, Inc. (the "Fund"), each of which is advised by Summit Investment Partners, Inc. (the "Adviser").  The Portfolio is a mutual fund used as an investment option for variable annuity or variable life insurance contracts offered by insurance companies. Although you cannot purchase shares of the Portfolio directly, you can instruct your insurance company, subject to certain limitations, how to allocate your contract's values to the Portfolio.

The Portfolio Profile below summarizes important facts about the Portfolio, including its investment objective, strategy, risks and past investment performance.  Investors should be aware that the investments made by the Portfolio and the results achieved by the Portfolio at any given time are not expected to be the same as those made by other mutual funds managed by the Adviser or a subadviser, including mutual funds with names, investment objectives and policies similar to the Portfolio.  More detailed information about the Portfolio’s investment policies and strategies is provided after the Profile, along with information about Portfolio expenses, share pricing and Financial Highlights.

PORTFOLIO PROFILE

ZENITH PORTFOLIO

Investment Objective

The Zenith Portfolio seeks primarily long-term appreciation of capital, without incurring unduly high risk, by investing primarily in common stocks and other equity securities. Current income is a secondary objective.

Investment Strategies

A major portion of the Zenith Portfolio will be invested in common stocks. The Portfolio seeks special opportunities in securities that are selling at a discount from theoretical price/earnings ratios and that seem capable of recovering from their temporary out-of-favor status (a "value" investment style). The Portfolio may invest all or a portion of its assets in preferred stocks, bonds, convertible preferred stocks, convertible bonds, and convertible debentures.  When market conditions for equity securities are adverse, and for temporary defensive purposes, the Portfolio may invest in Government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents. However, the Portfolio normally will remain primarily invested in common stocks.

The Zenith Portfolio's investment strategy is based upon the belief of the Adviser that the pricing mechanism of the securities market lacks total efficiency and has a tendency to inflate prices of some securities and depress prices of other securities in different market climates.  The Adviser believes that favorable changes in market prices are more likely to begin when:

•

securities are out-of-favor,

•

price/earnings ratios are relatively low,

•

investment expectations are limited, and

•

there is little interest in a particular security or industry.

The Adviser believes that securities with relatively low price/earnings ratios in relation to their estimated profitability are better positioned to benefit from favorable but generally unanticipated events than are securities with relatively high price/earnings ratios which are more susceptible to unexpected adverse developments. Although this segment of the market may be more volatile and speculative, the Adviser

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expects that a well-diversified Portfolio represented in this segment of the market has potential long-term rewards greater than the potential rewards from investments in more highly capitalized equities.

Primary Risks

An investment in the Portfolio entails investment risk, including possible loss of the principal amount invested. The Portfolio's primary risks include:

„

Market Risk: The Portfolio's total return, like stock prices generally, will fluctuate within a wide range in response to stock market trends.  As a result, shares of the Portfolio could drop in value over short or even long periods.  Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

„

Financial Risk:  The Portfolio's total return will fluctuate with fluctuations in the earnings stability or overall financial soundness of the companies whose stock the Portfolio purchases.

„

Investment Style Risk:  The Portfolio's investment style risks that returns from "value" stocks it purchases will trail returns from other asset classes or the overall stock market.  The market may favor growth stocks to the exclusion of value stocks, or may not favor equities at all.  There is no guarantee that a value security is, in fact, undervalued, or that the market will ever recognize its true value.  In addition, to the extent that the Portfolio invests in value securities, it may produce more modest gains than equity funds with more aggressive investment profiles.

„

Temporary Defensive Risk:  The Portfolio may execute its temporary investment strategy during   periods of uncertainty.  The reasons for the uncertainty may include, but not be limited to, market     reaction to a significant event, such as a natural disaster or other economic or political turmoil, or     management's reaction to a significant event within the Portfolio, such as a pending material change   in net assets resulting from the loss of a large client. The duration of such an event may be brief or   last for an extended period of time until the Portfolio Manager believes that it is appropriate to   resume the Portfolio's long-term investment strategies.  During such a temporary defensive period,   the Portfolio likely will not achieve its long-term objective.  Its temporary objective will be to   preserve capital.

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Bar Chart and Performance Table

The bar chart and table below provide an indication of the risk of investing in the Zenith Portfolio.  The bar chart shows how the Portfolio's annual performance has varied from year to year for the past 10 calendar years.  The table shows how the Portfolio's average annual returns for one, five and ten calendar years compare with those of the Russell 1000 Value Index.  Absent fee waivers and reimbursement of expenses, total returns would have been lower.  The Portfolio's returns are net of its expenses, but do not reflect the additional fees and expenses of your variable annuity or variable life insurance contract.  If those contract fees and expenses were included, the returns would be lower.  Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

During the period shown in the bar chart, the highest return for a calendar quarter was 21.36% (quarter ending 06/30/03) and the lowest return for a quarter was -22.68% (quarter ending 09/30/98).

Average Annual Total Returns for Periods Ended December 31, 2007

	1 Year	5 Years	10 Years
Zenith Portfolio	1.40%	15.74%	6.46%
Russell 1000 Value Index	-0.17%	14.63%	7.68%

 PORTFOLIO OPERATING EXPENSES

This table describes fees and expenses of the Portfolio. The table does not reflect separate account or insurance contract fees and charges. Therefore, fees and charges would be higher if separate account and insurance contract fees and charges were included.

EXPENSES (as a percentage of average net assets)

			Acquired	Total Annual
	Management	Other	Fund Fees	Fund Operating
	Fees	Expenses	& Expenses	Expenses
Zenith Portfolio	.64%	.23%	.01%	.88%

Note:

Total Annual Fund Operating Expenses reported above may not correlate to amounts reported in the Financial Highlights section because the Financial Highlights ratios do not include Acquired Fund fees and expenses.

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EXAMPLE

Use the following table to compare fees and expenses of the Portfolio to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Portfolio’s total operating expenses.†  The purpose of this table is to help you understand the Fund expenses that you may bear indirectly through your purchase of an insurance contract.  This table does not include any contract or variable account charges.  Those charges, along with the Fund’s expenses, are contained in the prospectus for your contract.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Zenith Portfolio	$90	$282	$490	$1,088

†

The 5% annual return is a standardized rate prescribed for the purpose of this example and does not represent the past or future return of the Fund.

This table should not be considered a representation of past or future expenses.  Actual expenses may be more or less than those shown.

OTHER INVESTMENT POLICIES, STRATEGIES AND RISKS

FOREIGN SECURITIES

The Portfolio may invest in foreign securities that are suitable for its investment objectives and policies. Foreign securities investments are limited to 25% of net assets for the Portfolio. The Portfolio limits not only its total purchases of foreign securities, but also its purchases for any single country.  For "major countries," the applicable limit is 10% of Portfolio net assets; for other countries, the applicable limit is 5% for each Portfolio.  "Major countries" currently include:  The United Kingdom, Germany, France, Italy, Switzerland, Netherlands, Spain, Belgium, Canada, Mexico, Argentina, Chile, Brazil, Australia, Japan, Singapore, New Zealand, Hong Kong, Sweden and Norway.

Portfolio

Investing in foreign securities involves risks which are not ordinarily associated with investing in domestic securities, including:

•

political or economic instability in the foreign country;

•

diplomatic developments that could adversely affect the value of the foreign security;

•

foreign government taxes;

•

costs incurred by the Portfolio in converting among various currencies;

•

fluctuation in currency exchange rates;

•

the possibility of imposition of currency controls, expropriation or nationalization measures or withholding dividends at the source;

•

in the event of a default on a foreign debt security, possible difficulty in obtaining or enforcing a judgment against the issuer;

•

less publicly available information about foreign issuers than domestic issuers;

•

foreign accounting and financial reporting requirements are generally less extensive than those in the U.S.;

•

securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers;

•

there is often less governmental regulation of foreign exchanges, broker-dealers and issuers and brokerage costs may be higher than in the United States.

Foreign securities purchased by the Portfolio may include securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities they issue may be subject to

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abrupt or erratic price fluctuations, and are expected to be more volatile and more uncertain as to payments of interest and principal. Developing countries may have relatively unstable governments, economies based only on a few industries, and securities markets that trade only a small number of securities. The secondary market for such securities is expected to be less liquid than for securities of major industrialized nations.

FOREIGN CURRENCY TRANSACTIONS

The Portfolio may engage in forward foreign currency contracts ("forward contracts") in connection with the purchase or sale of a specific security or securities.  A forward contract involves an obligation to purchase or sell a specific foreign currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

The Portfolio may invest in foreign securities denominated in foreign currencies.  Thus, changes in foreign exchange rates will affect the value of the Portfolio’s holdings and shares.  The Portfolio will not enter into forward contracts for longer-term hedging purposes.  The possibility of changes in currency exchange rates will be incorporated into the long-term investment considerations when purchasing the investment and subsequent considerations for possible sale of the investment.  For example, if the applicable foreign currencies are strengthening in relation to the US dollar, the dollar-denominated value of the Portfolio’s investments will increase even if there is no change in the unit price of the securities on the foreign exchange.  The opposite will be true in periods when the US dollar is strengthening relative to foreign currencies.

REPURCHASE AGREEMENTS

A repurchase agreement is a transaction where the Portfolio buys a security at one price and simultaneously agrees to sell that same security back to the original owner at a higher price.  The Portfolio may enter into repurchase agreement transactions from time to time. The Adviser reviews the creditworthiness of the other party to the agreement and must find it satisfactory before entering into the repurchase agreement. A majority of these agreements will mature in seven days or less. In the event of the bankruptcy of the other party, the Portfolio could experience delays in recovering its money, may realize only a partial recovery or even no recovery, and may also incur disposition costs.

COLLATERALIZED MORTGAGE OBLIGATIONS

The Portfolio may invest in collateralized mortgage obligations ("CMOs") or mortgage-backed bonds issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks and securities broker-dealers (or affiliates of such institutions established to issue these securities).  To a limited extent, the Portfolio may also invest in a variety of more risky CMOs, including interest only ("IOs"), principal only ("POs"), inverse floaters, or a combination of these securities.

LENDING PORTFOLIO SECURITIES

The Portfolio may lend portfolio securities with a value up to 33 1/3% of its total assets.  Such loans may be terminated at any time.  The Portfolio will continuously maintain collateral equal to not less than 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus declared dividends and accrued interest. The Portfolio will retain most rights of beneficial ownership, including the right to receive dividends, interest or other distributions on loaned securities.  Should the borrower of the securities fail financially, the Portfolio may experience delay in recovering the securities or loss of rights in the collateral.  Loans will be made only to borrowers that the Adviser deems to be of good financial standing.

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ASSET-BACKED AND MORTGAGE-BACKED SECURITIES

The Portfolio may invest in asset-backed securities.  Asset-backed securities may be classified either as pass-through certificates or collateralized obligations.  Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets.  Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.  Asset-backed securities may be of short maturity, such as commercial paper, or longer, such as bonds, and may be issued with only one class of security or have more than one class with some classes having rights to payments on the asset-backed security subordinate to the rights of the other classes. These subordinated classes will take the risk of default before the classes to which they are subordinated.

The Portfolio may invest without limitation in asset-backed securities whose characteristics are consistent with the Portfolio's investment program and are not further limited below.  The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator of the debt obligations or any other affiliated entities and the amount and quality of any credit support provided to the securities.  The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors.  As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.  In addition, for asset-backed securities purchased at a premium, the premium may be lost in the event of early pre-payment which may result in a loss to the Portfolio.

The Portfolio may invest in mortgage-backed securities directly or, as permitted, through underlying funds in mortgage-backed securities.  Mortgage-backed securities are securities representing interests in a pool of mortgages.  Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Portfolio.  The Portfolio may invest without limitation in mortgage-backed securities whose characteristics are consistent with the Portfolio's investment program and are not further limited below.  The actual prepayment experience of a pool of mortgage loans or other obligations may cause the yield realized by the Portfolio to differ from the yield calculated on the basis of the average life of the pool.  (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Portfolio.  This principal is returned to the Portfolio at par.  As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.)  The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them.  In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.  In addition, for mortgage-backed securities purchased at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the Portfolio.

ACQUIRED FUNDS AND NOTES

Acquired Funds and Notes track a securities or natural resources index or a basket of securities or commodities. In addition to the Portfolio's operating expenses, investors will indirectly pay a proportionate share of the operating expenses of the Acquired Funds and Notes. Thus, the expenses paid by an investor will be higher than if such investor had invested directly in the Acquired Funds and Notes.

When the Portfolio invests in shares of an Acquired Fund and Notes, its performance is directly related to the ability of that fund to meet its respective investment objective, as well as the Adviser’s allocation among the Acquired Funds and Notes. Accordingly, the Portfolio’s investment performance will be

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influenced by the investment strategies of and risks associated with the Acquired Funds and Notes in direct proportion to the amount of assets the Portfolio allocates to the Acquired Funds and Notes utilizing such strategies.

Each Acquired Fund and Note has a stated investment objective and is subject to various investment policies and restrictions. The Acquired Funds and Notes file financial and other information with the Securities and Exchange Commission (the "SEC"). Such information is publicly available at www.sec.gov, and no representation or warranty is hereby made as to the accuracy or completeness of any such information (the reference to the SEC's website is an inactive textual reference and information contained in, or otherwise accessible through, its website does not form a part of the Portfolio’s Prospectus or the Statement of Additional Information.

MIXED AND SHARED FUNDING

The Fund offers its Pinnacle Series shares, without sales charge, only for purchase by separate accounts of  life insurance companies  (including advances made by the life insurer in connection with the operation of the separate account) affiliated with the Adviser and unaffiliated insurance companies to fund benefits under both variable annuity contracts and variable universal life insurance policies. The Fund may also offer its Pinnacle Series shares directly to certain tax-qualified plans. The Fund's Board of Directors will monitor the Fund for the existence of any material irreconcilable conflict among the interests of such variable annuity and variable life insurance contract owners and, if and when applicable, the interests of participants in such qualified plans investing in the Fund. Insurance companies whose contracts are funded by investment in the Fund, the Adviser, and if applicable, trustees of certain qualified plans, will report any potential or existing conflicts to the Directors of the Fund. If it is determined by a majority of the Board, or by a majority of its Independent Directors, that a material irreconcilable conflict exists, the relevant insurance companies, the Adviser or plan trustees will, at their expense and to the extent reasonably practicable (as determined by a majority of the Independent Directors), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict.

OTHER INFORMATION

In addition to the investment policies described above, the Portfolio's investment program is subject to further restrictions which are described in the Statement of Additional Information. Unless otherwise specified, the Portfolio's investment objectives, policies and restrictions are not fundamental policies and may be changed without shareholder approval. Shareholder inquiries and requests for the Fund's Statement of Additional Information or annual report should be directed to the Fund at 1-877-546-FUND (3863), or at 312 Walnut Street, Suite 2500, Cincinnati, Ohio 45202-4025.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

FUND MANAGEMENT

INVESTMENT ADVISER

The Adviser is Summit Investment Partners, Inc., 312 Walnut Street, Suite 2500, Cincinnati, Ohio 45202.  Subject to the direction and authority of Summit Mutual Funds' board of directors, the Adviser manages the investment and reinvestment of the assets of the Portfolio and provides administrative services and manages Summit Mutual Funds' business affairs.  The Adviser was incorporated under the laws of Ohio on August 18, 1986, as successor to the advisory business of Carillon Investments, Inc., the investment adviser for the Fund since 1984.  The Adviser is a wholly-owned subsidiary of The Union Central Life Insurance Company ("Union Central"), organized in 1867 under the laws of Ohio.  Union Central is an indirect subsidiary of UNIFI Mutual Holding Company (“UNIFI”).  Subject to the direction and authority

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of Summit Mutual Funds' board of directors, the Adviser manages the investment and reinvestment of the assets of each Portfolio and provides administrative services and manages Summit Mutual Funds' business affairs.

The Portfolio Manager and Assistant Portfolio Manager who are primarily responsible for the day-to-day management of the Portfolio are identified below with a description of their role, title, length of service and business experience.  The Statement of Additional Information provides additional information about their compensation, other accounts managed, and ownership of Fund shares.

Portfolio	Manager	Role
Zenith	James McGlynn, CFA Yvonne Bishop, CFA	Portfolio Manager Assistant Portfolio Manager

Mr. McGlynn is Managing Director of the Adviser and joined Summit in 1999.  He has 28 years of experience in the investment industry.

Ms. Bishop is an Assistant Portfolio Manager for the Adviser and joined Summit in 2000. She has 18 years of experience in the investment industry.

ADVISORY FEE

During the Fund's last fiscal year, the Fund paid the Adviser, as full compensation for all facilities and services furnished, a monthly fee computed on a daily basis, at an annual rate of .64% of the average daily net assets. A discussion regarding the basis of the Fund's board of directors approving the Fund's investment advisory arrangements is available in the Fund's annual report for the fiscal period ending December 31, 2007.

OTHER MARKETING AND SERVICE ARRANGEMENTS

The Adviser or its affiliates may pay fees to financial intermediaries out of their own assets (and not from the Portfolio’s) in exchange for services performed on behalf of the intermediaries’ customers.  Such payments and compensation, commonly referred to as “revenue sharing,” are in addition to the sales charges, 12b-1 plan fees and other fees paid to such financial intermediaries, and may be made to brokers and other financial intermediaries that provide services to the Portfolio and/or investors in the Portfolio, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker or other financial intermediary.  Compensation may also be paid to brokers and other financial intermediaries for inclusion of the Portfolio on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker or other financial intermediary provides shareholder services to fund shareholders.  The compensation received by financial intermediaries through sales charges, other fees payable with respect to the Portfolio, and/or revenue sharing arrangements for selling shares of the Portfolio may be more or less than the overall compensation on similar or other products and may influence your broker or other financial intermediary to present and recommend the Portfolio over other investment options available in the marketplace.

Revenue sharing payments are not reflected in the "Portfolio Operating Expenses" discussion above. Investors may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries, and should so inquire if they would like additional information.

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SHAREHOLDER INFORMATION

CAPITAL STOCK

Shares (including fractional shares) of each Portfolio have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Portfolio. When issued, shares are fully paid and nonassessable and do not have preemptive or conversion rights or cumulative voting rights. The insurance companies will vote Fund shares allocated to their registered separate accounts in accordance with instructions received from their contract owners. They will also vote Fund shares allocated to registered separate accounts, for which no timely instructions are received, in proportion to the instructions that they do receive.  As a result, a small number of contract owners could determine the outcome of a vote. It is anticipated that The Union Central Life Insurance Company will have voting control of the Fund by virtue of the shares of the Fund allocated to its exempt separate accounts.

PURCHASING AND REDEEMING SHARES

Shares of the Portfolio are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and may be offered to qualified pension and retirement plans.  Investors do not deal directly with the Fund to purchase or redeem shares.  Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate account that invests in the Portfolio.

VALUATION OF PORTFOLIO SHARES

Shares are purchased and redeemed at the net asset value per share of the Portfolio next determined after receipt and acceptance of a purchase order, or receipt of a redemption request, by the Fund or its agent. The net asset value of the shares of the Portfolio of the Fund is determined once daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time), on days during which there are purchases or redemptions of Fund shares, except:

•

when the New York Stock Exchange is closed or

Portfolio shares are valued by:

•

adding the values of all securities and other assets of the Portfolio,

•

subtracting liabilities and expenses, and

•

dividing the resulting figure by the number of shares of the Portfolio outstanding.

Expenses, including the investment advisory fee payable to the Adviser, are accrued daily.

Securities held by the Portfolio, except for money market instruments maturing in 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, including instances where a significant market event may impact the value of the Portfolio security after the close of trading in the security, such securities are valued at fair value as determined in good faith under policies approved by the Fund's board of directors, although the actual calculations may be made by persons acting pursuant to the direction of the board.  All money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations.  Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.  The Adviser makes such determinations in good faith in accordance with the Funds’ valuation procedures, with the goal of accurately reflecting the current value of each Portfolio’s portfolio holdings in the Portfolio's net asset value per share.  There can be no assurance that the Portfolio could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Portfolio determine their net asset value per share.

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If Portfolio investments are traded in markets on days that are not business days of the Portfolio, the Portfolio's net asset value may vary on days when investors cannot purchase or redeem shares.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Dividends from net investment income are declared and capital gains are distributed annually. Dividends and capital gains distributions will be reinvested automatically in additional shares.

TAXES

The Portfolio has qualified and has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, the Portfolio will pay no federal income taxes on the amounts distributed.

The Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from the Portfolio to the insurance company's separate accounts.  If the Portfolio fails to meet the diversification requirements under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

Because insurance companies are currently the only shareholders of the Portfolio, no discussion is included herein as to the federal income tax consequences to shareholders. For information about the federal tax consequences of purchasing the contracts, see the prospectus for your contract.  See the Statement of Additional Information for further information about tax matters.

EXCESSIVE TRADING

The Portfolio is not intended for frequent or excessive trading or market timing.  Frequent trading into and out of the Portfolio can disrupt portfolio investment strategies, result in lower portfolio performance and increase portfolio expenses for all shareholders, including long-term shareholders who do not generate these costs.  In particular, the Portfolio may have difficulty implementing its long-term investment strategies if forced to maintain a higher level of their assets in cash to accommodate significant short-term trading activity resulting from market timing.  Excessive purchases and sales or exchanges of the Portfolio’s shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short term trading activity.  In addition, the Portfolio may incur increased expenses if one or more investors engage in excessive or short-term trading.  For example, the Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs without attaining any investment advantage.  Similarly, the Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity.  If the Fund in unable to detect those shareholders engaging in market timing and/or excessive trading, the previously mentioned harms associated with excessive trading (lower portfolio performance, liquidity risks, increased portfolio expenses, etc.) may occur for the remaining investors.  Even if the Portfolio is able to avoid additional expenses related to the impact of excessive trading of its shares, excessive trading or market timing activities in the Acquired Funds may increase expenses.

The Portfolio is not designed to accommodate excessive trading and the Fund’s Board of Directors has adopted policies to discourage excessive trading of the Portfolio's shares. If you wish to engage in excessive trading, we request that you do not purchase shares of the Portfolio.  The Portfolio defines

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"excessive trading" as exceeding one purchase and sale involving the Portfolio within any 60-day period. Accordingly, you can move substantial assets from the Portfolio to another Portfolio and, within the next 60 days, sell your shares in that Portfolio to return to the first Portfolio.

The Fund monitors daily cash flows by account to detect possible excessive trading by individuals or groups.  When suspicious activities occur that may indicate the possibility of excessive trading, the Fund will contact the insurance company and request that they investigate the activity.  If excessive trading is found, in addition to any action that may be taken by the insurance company for excessive trading, the Fund will take the following actions if you exceed the number of trades described above: 1) the first time the Fund determines that you have traded excessively, the Fund or your insurance company will notify you in writing that your variable insurance product will be monitored for additional transactions in excess of the foregoing limits; 2) upon the second incidence of excessive trading by you, the Fund or your insurance company will bar you indefinitely from further purchases of shares of the Portfolio, including purchases in connection with exchange transactions.  Two types of transactions are exempt from the excessive trading guidelines: (1) redemptions that are not part of exchanges and (2) systematic purchases or redemptions made through an automatic investment plan or an automatic withdrawal plan.

The Fund may, in its sole discretion, take any variable insurance contract off of the list of monitored contracts, or restore suspended transfer privileges if it determines that the transactions were inadvertent or were not done with the intent to market time.  OTHERWISE, ALL OF THE POLICIES RELATED TO EXCESSIVE TRADING AND MARKET TIMING AS DESCRIBED IN THIS SECTION WILL BE APPLIED UNIFORMLY AND WITHOUT EXCEPTION.  Other trading activities may be detrimental to the Portfolio.  Therefore, variable insurance contracts may be placed on the list of monitored contracts despite the fact the contract owner has not exceeded the established transfer limits.

The Portfolio and its agents reserve the right not to accept in whole or in part, without prior notice, any purchase request, including exchange purchases from one Portfolio to another Portfolio, by any investor or group of investors indefinitely, for any reason, particularly if they believe that any combination of trading activity in the Portfolio is attributable to market timing or is otherwise excessive or potentially disruptive to the Portfolio.  Some of the factors that may be considered when determining whether or not to accept a purchase request may include, but not be limited to:

•

the number of transfers made in a defined period;

•

the dollar amount of the transfer;

•

the total assets of the Portfolio involved in the transfer;

•

the investment objectives of the Portfolio involved in the transfers; and/or

•

whether the transfer appears to be a part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.

The trading history of accounts under common ownership or control may be considered in enforcing these policies.  Transactions placed through the same insurance company or plan sponsor on an omnibus basis may be rejected in whole or in part by the Portfolio.  Transactions accepted by your insurance company or plan sponsor in violation of the Fund’s excessive trading policy are not deemed accepted by the Portfolio and may be cancelled or revoked by the Portfolio on the next business day following the order by the insurance company.

While the Portfolio discourage excessive short-term trading and intend to apply their policies uniformly to all shareholders, the Portfolio cannot always know or reasonably detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements. In addition, monitoring and discouraging excessive trading may require the cooperation of financial intermediaries, which cannot necessarily be assured.

Pinnacle

SMFI-13

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio's financial performance for the periods indicated. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Portfolio's financial statements, is incorporated by reference into the Statement of Additional Information and is available upon request. This information should be read in conjunction with the financial statements and notes thereto incorporated by reference into the Statement of Additional Information.

Computed on the basis of a share of capital stock outstanding throughout the period.

	Zenith Portfolio

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$101.12	$ 91.78	$ 91.30	$ 80.76	$ 59.67

Investment Activities:
Net investment income / (loss)	1.64	1.42	1.35	1.47	1.17
Net realized and unrealized gains / (losses)	(0.06)	18.02	4.57	10.33	20.01
Total from Investment Activities	1.58	19.44	5.92	11.80	21.18

Distributions:
Net investment income	(1.42)	(1.42)	(1.43)	(1.26)	(0.09)
Net realized gains	(8.32)	(8.68)	(4.01)	--	--
Total Distributions	(9.74)	(10.10)	(5.44)	(1.26)	(0.09)

Net asset value, end of period	$92.96	$101.12	$ 91.78	$ 91.30	$ 80.76
Total return	1.40%	23.12%	6.92%	14.77%	35.56%

Ratios / Supplemental Data:
Ratio of expenses to average net assets - net	0.87%	0.88%	0.89%	0.91%	0.93%
Ratio of net investment income / (loss) to average net assets	1.61%	1.57%	1.49%	1.74%	1.68%
Portfolio turnover rate	41.99%	61.14%	57.30%	68.59%	71.70%
Net assets, end of period (000's)	$58,157	$62,428	$52,795	$51,864	$47,104

Pinnacle

SMFI-14

A Statement of Additional Information dated May 1, 2008, which contains further information about the Summit Pinnacle Series of the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus.  Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders.  In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.  A copy of the Statement of Additional Information or the Fund's annual and semi-annual reports may be obtained without charge by calling the Fund at 1-877-546-FUND, or by writing the Fund at 312 Walnut Street, Suite 2500, Cincinnati, Ohio 45202-4025.  Since the Portfolio are only available as an investment option for variable insurance products, and the Portfolio' disclosure documents should be read in connection with the prospectus for the applicable variable insurance product, the Fund does not make the Fund’s Statement of Additional Information or the Fund’s annual and semi-annual reports available on the Fund’s website.

The Fund's Statement of Additional Information, annual and semi-annual reports and certain other information about the Fund can be reviewed and copied at the SEC's public reference room (which will send copies of these documents upon request and for a fee).  Information about the operation of the SEC's public reference room may be obtained by calling the SEC at 1-202-942-8090.  Copies of Fund documents may be requested by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by electronic request at publicinfo@sec.gov.

These fund Documents and other information about the Fund are also available without charge at the SEC's web site: http://www.sec.gov.

File 811-04000 and 002-90309

Pinnacle

SMFI-15